Exhibit 10.16


                                  OFFICE LEASE

                                 by and between


                         L.A.T. INVESTMENT CORPORATION,
                            a California corporation
                                   "LANDLORD"


                                       and


               Cumetrix Data Systems, a California Corporation and
        Online Transaction Technologies, Inc., a California Corporation,
                             Jointly and Severally,


                                    "TENANT"


                                 Effective Date
                                  March 7, 1999

                     TABLE OF CONTENTS

                                                           PAGE

1.   Parties  . . . . . . . . . . . . . . . . . . . . . . .   1
2.   Summary of Basic Terms . . . . . . . . . . . . . . . .   1
3.   DEMISE AND TERM  . . . . . . . . . . . . . . . . . . .   2
4.   POSSESSION AND COMMENCEMENT  . . . . . . . . . . . . .   2
5.   MONTHLY. . . . . . . . . . . . . . . . . . . . . . . .   2
6.   SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . .   3
7.   OPERATING EXPENSES . . . . . . . . . . . . . . . . . .   3
8.   USE OF PREMISES. . . . . . . . . . . . . . . . . . . .   4
9.   ALTERATIONS AND ADDITIONS. . . . . . . . . . . . . . .   5
10.  REPAIRS. . . . . . . . . . . . . . . . . . . . . . . .   7
11.  SERVICE AND UTILITIES. . . . . . . . . . . . . . . . .   7

                     TABLE OF CONTENTS
                        (CONTINUED)

                                                           PAGE

12.  ENTRY BY LANDLORD. . . . . . . . . . . . . . . . . . .   8
13.  TENANT'S INSURANCE . . . . . . . . . . . . . . . . . .   8
14.  DAMAGE OR DESTRUCTION; EMINENT DOMAIN. . . . . . . . .   9
15.  ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . . .  11
16.  QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . .  13
17.  MORTGAGE PROTECTION. . . . . . . . . . . . . . . . . .  14
18.  ESTOPPEL CERTIFICATE . . . . . . . . . . . . . . . . .  14

                     TABLE OF CONTENTS
                        (CONTINUED)

                                                           PAGE

19.  DEFAULT. . . . . . . . . . . . . . . . . . . . . . . .  15
20.  REMEDIES FOR DEFAULT . . . . . . . . . . . . . . . . .  15
21.  Holding Over . . . . . . . . . . . . . . . . . . . . .  18
22.  Indemnification and Exculpation. . . . . . . . . . . .  19
23.  Rules and Regulations. . . . . . . . . . . . . . . . .  20
24.  OTHER TAXES. . . . . . . . . . . . . . . . . . . . . .  20
25.  TENANT'S BROKER. . . . . . . . . . . . . . . . . . . .  20
26.  Parking. . . . . . . . . . . . . . . . . . . . . . . .  20
27.  AUTHORITY TO ENTER INTO LEASE. . . . . . . . . . . . .  21
28.  RELOCATION . . . . . . . . . . . . . . . . . . . . . .  21
29.  REMOVAL OF PROPERTY. . . . . . . . . . . . . . . . . .  22
30.  OPTION TO EXTEND TERM. . . . . . . . . . . . . . . . .  22
31.  RIGHT OF FIRST REFUSAL . . . . . . . . . . . . . . . .  22
32.  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . .  23

                     TABLE OF CONTENTS
                        (CONTINUED)

                                                           PAGE

LIST  OF  EXHIBITS
------------------
Exhibit  "A"  -  Premises  Floor  Plan
------------
Exhibit  "B"  -  Lease  Commencement Date Confirmation
------------
Exhibit  "C"  -  Rules  and  Regulations  of  Building
------------
Exhibit  "D"  -  Corporate  Resolution
------------
Exhibit  "E"  -  Tenant  Improvements
------------

                             INDEX OF DEFINED TERMS

       TERM                                      WHERE DEFINED
Additional Rent                                 Article 5
Alterations                                     Section 9.1(a)
Base Year                                       Article 2
Building                                        Article 2
Building Parking Facility                       Article 26
Building 7                                      Article 26
Commencement Date                               Section 4.3
Comparison Year                                 Section 7.1(a)
Expiration Date                                 Article 2
HVAC                                            Section 9.1(a)
Land                                            Article 2
Landlord                                        Article 1
Landlord's Affiliates                           Section 22.1(b)
Landlord's Mortgages                            Section 17.1
Laws                                            Section 8.3
Lease Term                                      Article 2
Liabilities                                     Section 22.1(a)
Liens                                           Section 9.3
Monthly Rent                                    Article 2
Operating Expenses                              Section 7.1(c)
Option                                          Article 29
Permitted Use                                   Article 2
Premises                                        Article 2
Real Property Taxes                             Section 7.1(b)
Relocation Notice                               Article 28
Rentable Area of Building                       Article 2
Rentable Area of Premises                       Article 2
Scheduled Commencement Date                     Article 2
Security Deposit                                Article 2
Superior Lease and Mortgages                    Article 16
Tenant                                          Article 1
Tenant's Affiliates                             Section 22.1(b)
Tenant's Broker                                 Article 2
Tenant's Parking                                Article 26
Tenant's Property                               Article 9.2
Tenant's Share                                  Article 2

                                  OFFICE LEASE

1.     Parties
       -------

     This office lease ("Lease"), dated for reference purposes only as February 18, 1999 is entered into by and between L. A. T. INVESTMENT CORPORATION, a California corporation ("Landlord"), and Cumetrix Data Systems, a California Corporation ("Landlord"), and Cumetrix Data Systems, a California Corporation and Online Transaction Technologies, Inc., a California Corporation, Jointly and Severally, ("Tenant").

2.     Summary  of  Basic  Terms
       -------------------------

     As used in this Lease, the following terms shall have the meanings set forth below, subject to the qualifications, adjustments and exceptions set forth elsewhere in this Lease:

          (a)     Base  Year:  calendar  year  1999.
                  ----------

          (b)     Building:  The  office  building  located at 5777 West Century
                  --------
Boulevard, Los Angeles, California, including all plazas, lobbies, landscaped areas, office and commercial space and parking garages.

          (c)     Commencement  Date:  March  7,  1999.
                  ------------------

          (d)     Expiration  Date:  March  6,  2002.
                  ----------------

          (e)     Land:  the  Parcel(s)  of  land  upon  which  the  Building is
                  ----
located.

          (f)     Landlord's  Address for Notices:  5777 West Century Boulevard,
                  -------------------------------
Suite  500,  Los  Angeles,  CA  90045,  Attn:  Property  Manager.

          (g)     Lease  Term:  Three  (3)  years.
                  -----------

          (h)     Lease Year:  Each twelve (12) month period commencing with the
                  ----------
Commencement  Date.

          (i)     Monthly  Rent:  $6,144.45  during the first Lease Year with 3%
                  -------------
annual  increase  in  the  ensuing  Lease  Years.

          (j)     Permitted  Use:  General  Business and professional office use
                  --------------
consistent with the character of a first class institutional quality office building (excluding governmental and medical uses) and for no other purpose.

          (k)     Premises:  That  portion  of  the  fourteenth  floor  of  the
                  --------
Building, more commonly referred to as Suite 1400, as shown hatched in black on the floor plan attached hereto as Exhibit "A".
                                        -------------

          (l)     Rentable  Area  of  Building:  472,531  rentable  square  feet
                  ----------------------------
(which  number  shall  be  conclusive  for  all  purposes  hereunder).

          (m)     Rentable  Area  of Premises:  5343 rentable square feet (which
                  ---------------------------
number  shall  be  conclusive  for  all  purposes  hereunder).

          (n)     Security  Deposit:  $6,518.65
                  -----------------

          (o)     Tenant's  Address  for Notices Prior to the Commencement Date:
                  -------------------------------------------------------------
957  Lawson  St.,  City  of  Industry,  CA  91748

          (p)     Tenant's  Broker:  None
                  ----------------

          (q)     Tenant's  Share:  1.13%
                  ---------------


3.     DEMISE  AND  TERM
       -----------------

     Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to all of the terms, covenants and conditions in this Lease. The Premises are leased for the Lease Term, which, subject to
Article  4  below,  shall  commence  on  the  Commencement  Date  and  shall
----------
expire on the Expiration Date, unless sooner terminated pursuant to the provisions of this Lease.

4.     POSSESSION  AND  COMMENCEMENT
       -----------------------------

     4.1     Delay  in  Delivery  of  Possession.  If  Landlord  cannot  deliver
             ---------------------------------
possession of the Premises to Tenant on the Commencement Date for any reason, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any Liabilities resulting therefrom, and Tenant waives the provisions of any Laws to the contrary. In this case, the Lease Term and the regular installments of Monthly Rent and Additional Rent payable by Tenant shall not commence until Landlord delivers possession of the Premises. If Landlord delivers and Tenant accepts possession of the Premises prior to the Commencement Date, the Lease Term shall commence on the date Tenant accepts possession and all of the terms, covenants and conditions of this Lease, including, without limitation, Tenant's obligation to pay the Monthly Rent and Additional Rent hereunder, shall commence as of such date. If Landlord delivers possession of the Premises after the Commencement Date, the Lease Term shall commence on the date Tenant accepts possession and the Expiration Date shall be shifted accordingly so that the Lease Term shall remain as set forth in Section 2(g).

     4.2     Delays  Caused by Tenant.  Notwithstanding anything to the contrary
             ------------------------
in Section 4.1, if Landlord's failure to deliver possession of the Premises to Tenant on the Commencement Date results from Tenant's (or its agents' or employees') acts or omissions, the Monthly Rent and Additional Rent payable by Tenant shall commence on the date when Landlord would have delivered possession of the Premises but for such acts or omissions.

     4.3     Commencement Date.  The term "Commencement Date" means the date set
             -----------------
forth  in Section 2(c) or the date when the Lease Term commences as described in
Section  4.1  above.  Upon  Landlord's  request,  Tenant  shall  confirm  the
------------
Commencement Date if different from the date set forth in Section 2(c) herein, by executing a confirmation letter (similar in substantial form to the one attached hereto as Exhibit "B") convenient to memorialize such, but Tenant's
                      ------------
failure  to  do  so  shall  not  affect  the  commencement  of  the  Lease Term.

5.     MONTHLY  RENT
       -------------

     5.1     Monthly  Rent.  Tenant  shall  pay  to  Landlord,  as  rent for the
             -------------
Premises,  the  Monthly Rent stipulated in Article 2.  The Monthly Rent shall be
                                           ---------
payable in advance on or before the first day of the first full calendar month of the Lease Term (the "First Month") and on or before the first day of each successive calendar month thereafter during the Lease Term, except that the Monthly Rent for the First Month (and for the period {if any} between the Commencement Date and the First Month) shall be paid upon the execution of this Lease. The Monthly Rent for any period during the Lease Term which is for less than one (1) month shall be prorated based on a thirty (30) day month. The Monthly Rent and all other rent hereunder shall be paid without prior notice or demand, without deduction or offset, in lawful money of the United States of America which shall be legal tender at the time of payment, at the office of the Building or to another person or at another place as Landlord may from time to time designate in writing. The term "Additional Rent" means all other amounts payable by Tenant hereunder (whether or not designated as Additional Rent).

6.     SECURITY  DEPOSIT
       -----------------

     Upon the execution of this Lease, Tenant shall deposit the Security Deposit with Landlord. The Security Deposit shall be held by Landlord as security for the performance of all of Tenant's obligations during the Lease Term. Upon any default by Tenant under this Lease, Landlord may, but shall not be obligated to use, apply or retain all or any part of the Security Deposit for the payment of any rent in default, or any other Liabilities which Landlord may incur as a result of or in connection with Tenant's default. If any portion of the Security Deposit is so used or applied Tenant shall, within five (5) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its previous amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to receive interest on the Security Deposit. If Tenant complies with all of the provisions of this Lease, the unused portion of the Security Deposit shall be returned to Tenant (or, at Tenant's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days after the expiration or sooner termination of the Lease Term and the surrender of possession of the Premises to Landlord in the conditions required hereby.

7.     OPERATING  EXPENSES
       -------------------

     7.1     Definitions.  As  used  in this Lease, the following terms have the
             -----------
meanings  set  forth  below:

          (a)     Comparison  Year.  Each calendar year after the Base Year, all
                  ----------------
or  any  portion  of  which  fall  within  the  Lease  Term.

          (b)     Real  Property  Taxes.  Any  fee,  license  fee,  license tax,
                  ---------------------
business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Land or the Building; any tax on Landlord's right to receive, or the receipt of, rent or income from the Land or the Building; any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Land or the Building; any tax imposed on this transaction or based on a reassessment of the Land or the Building due to a change in ownership or transfer of all or part of Landlord's interest in this Lease, the Land or the Building; and any charge or fee replacing any tax previously included within this definition. Real Property
Taxes do not include Landlord's federal or state net income, franchise, inheritance, gift or estate taxes.

          (c)     Operating Expenses.  All  costs  and  expenses  of  operating,
                  -------------------
maintaining and repairing the Building and the Land, including, but not limited to: Real Property Taxes; water and sewer charges; insurance premiums for all insurance policies deemed necessary by Landlord; deductible amounts under insurance policies; janitorial services; wages of Landlord's employees engaged in the operation, maintenance or repair of the Building or the Land, including all customary employee benefits, Worker's Compensation and payroll taxes; management fees, or, if no managing agent is retained for the Building, a sum in lieu thereof which is not in excess of the prevailing rate for the management services charged by professional management companies for the operation of similar buildings; legal, accounting and other consulting fees; the cost of air conditioning, heating, ventilation, electricity, water and other services and utilities; elevator maintenance; capital improvements and replacements to all or any portion of the Building and the Land made after completion of the Building, which shall be appropriately amortized over the useful life of such improvements; capital improvements and replacements to all or any portion of the Building and the Land made after completion of the Building as a result of or in order to comply with any Laws including, but not limited to, Laws pertaining to energy, natural resources conservation, safety or environmental protection, which shall be appropriately amortized over the useful life of such improvements; all costs and expenses incurred by Landlord and interest on any funds borrowed to pay the cost of any of the foregoing capital improvements; supplies, materials, equipment and tools; and maintenance and repair of all parking and common areas. Operating Expenses do not include depreciation on the existing Building and improvements or equipment therein, loan payments (except as expressly provided above), executive salaries or real estate broker's commissions. Tenant shall not be charged for property tax increase due to sales or refinancing of the Building during the term of the Lease.

      7.2     Payment for Increases in Operating Expenses.  If the Operating
              -------------------------------------------
Expenses paid or incurred by Landlord in any Comparison Year increase over the Operating Expenses paid or incurred for the Base Year, Tenant shall pay, as Additional Rent, Tenant's Share of the increase in the manner set forth in this Article. If, during any period in a Comparison Year or in the Base Year, less than ninety-five percent (95%) of the rentable area of the Building is occupied, the Operating Expenses for that year shall be adjusted to what the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied throughout that year. Tenant's Share of increases in Operating Expenses shall be prorated for any partial Comparison Year which falls within the Lease Term.

     7.3     Manner  of  Payment.  Landlord  shall deliver to Tenant a statement
             -------------------
showing Landlord's reasonable estimate of the Operating Expenses for each Comparison Year and the amount of Tenant's share of any increase in Operating Expenses based on such estimate. Commencing as of the first day of each Comparison Year, Tenant shall pay to Landlord, at the times and in the manner provided herein for the payment of Monthly Rent, one-twelfth (1/12) of Tenant's Share of any increases as shown by Landlord's statement. If Landlord's statement is furnished after January 1 of a Comparison Year, then on or before the first day of the first calendar month following Tenant's receipt of Landlord's statement, in addition to the monthly installment of Tenant's Share of any increase due on that date, Tenant shall pay the amount of Tenant's Share of any increases due on that date, Tenant shall pay the amount of Tenant's Share of any increases for each calendar month or fraction thereof that has already elapsed in such Comparison Year.

     7.4     Final  Statement.  After the end of each Comparison Year (including
             ----------------
the Comparison Year in which the Lease Term terminates), Landlord shall deliver to Tenant a final statement of the actual Operating Expenses for such Comparison Year. Within ten (10) days of delivery of each final statement, Tenant shall pay Landlord the amount due for Tenant's Share of any excess of actual Operating Expenses over amount paid by Tenant to Landlord on account of Landlord's reasonable estimate of Operating Expenses. Tenant shall have thirty (30) days after delivery of Landlord's final statement to object in writing to the accuracy of the statement. If Tenant does not object within such thirty (30) day period, Landlord's final statement shall be conclusive and binding on Tenant. Objections by Tenant shall not excuse or abate Tenant's obligation to make the payments required under this Section 7.4 (or under Section 7.3) pending
                                      -----------           -----------
the resolution of Tenant's objection. Any credit due to Tenant for overpayment of Tenant's Share of any increases in the Operating Expenses shall be credited against the installments of Monthly Rent next coming due. However, any overpayment for the Comparison Year in which the Lease Term terminates shall be retained by Landlord to increase the Security Deposit, and shall be refunded, used, applied or retained as set forth in Article 6 above.
                                                  ---------

8.     USE  OF  PREMISES
       -----------------

     8.1     Permitted  Use.  Tenant  shall  use  the  Premises  only  for  the
             --------------
Permitted Use and shall not use or permit the Premises to be used for any other purpose.

     8.2     Restrictions  on Use.  Tenant shall not do or permit anything to be
             --------------------
done in or about the Premises nor bring or keep anything therein which will (a) increase the existing rate of, cause the cancellation of, or otherwise adversely affect any casualty or other insurance for the Building or any part thereof or any of its contents; (b) impair the proper and economic maintenance, operation and repair of the Building or any portion thereof; (c) obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them; or (d) cause any nuisance in or about the Premises or the Building. Tenant shall not use or allow any part of the Premises to be used for the storage, manufacturing or sale of food or beverages or for the manufacture, retail sale or auction of merchandise, goods or property of any kind, or as a school or classroom, or for any unlawful or objectionable purpose. Tenant shall not commit or allow to be committed any waste to the Premises of the Building.

     8.3     Compliance  with Laws.  Tenant shall not use the Premises or permit
             ---------------------
anything to be done in or about the Premises, the Building or the Land which will in any way conflict with any law, statute, ordinance, code, rule, regulation, requirement, license, permit, certificate, judgment, decree, order or direction of any governmental or quasi-governmental authority, agency, department, board, panel or court (singularly and collectively "Laws"). Tenant shall, at its expense, promptly comply with all Laws and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises. Tenant shall not be required to make structural changes to the Premises unless they arise or are required because of or in connection with Tenant's specific use of the Premises, or the type of business conducted by Tenant in the Premises, or Tenant's Alterations, or Tenant's acts or omissions. Tenant shall obtain and maintain in effect during the Lease Term all licenses and permits required for the proper and lawful conduct of Tenant's business in the Premises, and shall at all times comply with such licenses and permits. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding (whether Landlord is a party or not) that Tenant has violated any Laws shall be conclusive of that fact as between Landlord and Tenant.

9.     ALTERATIONS  AND  ADDITIONS
       ---------------------------

     9.1     Landlord's  Consent.
             -------------------

          (a) Tenant shall not make or permit to be made any alterations, additions of improvements (singularly and collectively "Alterations") to or of the Building or the Premises or any part thereof without the prior written consent of Landlord in each instance. However, Landlord's consent shall not be required for minor decorations of the Premises such as wall hangings, and movable partitions, nor the installation of furnishings and, subject to the provisions of Section 11.2, office equipment.
                -------------

          (b) Landlord will not unreasonably withhold its consent to any Alterations provided and upon the condition that all of the following conditions shall be satisfied: (i) the Alterations do not affect the outside appearance of the Building; (ii) the Alterations are nonstructural and do not impair the strength of the Building or any part thereof; (iii) the Alterations are to the interior of the Premises and do not affect any part of the Building outside of the Premises; (iv) the Alterations do not affect the proper functioning of the heating, ventilating and air conditioning ("HVAC"), mechanical, electrical, sanitary or other utilities, systems and services of the Building, or increase the usage thereof by Tenant; (v) Landlord shall have approved the final plans and  specifications  for  the  Alterations  and all contractors who will perform them; (vi) Tenant pays to Landlord (A) a fee for Landlord's indirect costs, field supervision or coordination in connection with the Alterations equal to ten percent (10%) of the estimated cost of the Alterations, and (B) the actual and customary costs and expenses incurred by Landlord in reviewing the Tenant's plans and specifications and inspecting the Alterations to determine whether they are being performed in accordance with the approved plans and specifications and in compliance with Laws, including, without limitations the fees of any architect or engineer employed by Landlord for such purpose; (vii) before proceeding with any Alteration which will cost more than $10,000 (exclusive of the costs  of  items constituting Tenant's Property, as defined Section 9.2), Tenant
                                                            -----------
obtains and delivers to Landlord, at Landlord's option, either : (C) a performance bond and a labor and materials payment bond for the benefit of Landlord, issued by a corporate surety licensed to do business in California, each in an amount equal to one hundred twenty five percent (125%) of the estimated cost of the Alterations and in form satisfactory to Landlord, or (D) such other security as shall be reasonably satisfactory to Landlord. Unless all of the foregoing conditions are satisfied, Landlord shall have the right to withhold its consent to the Alterations in Landlord's sole and absolute discretion.

          (c) Not less than fifteen (15) days nor more than twenty (20) days prior to commencement of any alterations, Tenant shall notify Landlord of the work so that Landlord may post notices of non-responsibility about the Premises. All Alterations must comply with all Laws, the other terms of this Lease, and the final plans and specifications approved by Landlord, and Tenant shall fully and promptly comply with and observe the rules and regulations of Landlord then in force with respect to the making of Alterations. Landlord's review and approval of Tenant's plans and specifications are solely for Landlord's benefits. Landlord shall have no duty toward Tenant, nor shall Landlord be deemed to have made any representation of warranty to Tenant, with respect to the safety, adequacy, correctness, efficiency or compliance with Laws of the design of the Alterations, the plans and specifications thereof, or any other matter regarding the Alterations.

     9.2     Ownership  and  Surrender of Alterations.  Upon their installation,
             ----------------------------------------
all Alterations, including, but not limited to, wall covering, paneling and built-in cabinets, but excluding movable furniture, trade fixtures and office equipment ("Tenant's Property"), shall become a part of the realty and belong to Landlord and shall be surrendered with the Premises. However, upon the expiration or sooner termination of the Lease Term, Tenant shall, upon written demand by Landlord, at Tenant's expense, immediately remove any Alterations made by Tenant which are designated by Landlord to be removed and repair any damage to the Premises caused by such removal.

     9.3     Liens.  Tenant  shall  pay when due all claims for labor, materials
             -----
and services furnished by or at the request of Tenant or Tenant's Affiliates. Tenant shall keep the Premises, the Building and the Land free from all liens, security interests and encumbrances (including, without limitation, all mechanic's liens and stop notices) created as a result of or arising in connection with the Alterations or any other labor, services or materials provided for or at the request of Tenant or Tenant's Affiliates, or any other act or omission of Tenant or Tenant's Affiliates, or persons claiming through or under them. (Such liens, security interests and encumbrances singularly and collectively are herein called "Liens"). Tenant shall not use materials in connection with the Alterations that are subject to any Liens. Tenant shall indemnify Landlord and Landlord's Affiliates for, and hold Landlord and Landlord harmless from and against: (a) all Liens; (b) the removal of all Liens and any actions or proceedings related thereto; and (c) all Liabilities incurred by Landlord or Landlord's Affiliates in connection with the foregoing. If Tenant fails to keep the Premises, the Building and the Land free from Liens, then, in addition to any other rights and remedies available to Landlord, Landlord may take any action necessary to discharge such Liens, including, but not limited to, payment to the claimant on whose behalf the Lien was filed. Tenant shall indemnify Landlord for, and hold Landlord harmless from and against, all Liabilities so incurred by Landlord, without regard to any defense or offset that Tenant may have had against the claimant. Neither Landlord's curative action nor the reimbursement of Landlord by Tenant's default in failing to keep the Premises, the Building and the Land free from Liens.

     9.4     Additional  Requirements.  Alterations  shall comply with all Laws.
             ------------------------
Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement and performance of Alterations and for final approval thereof upon completion, shall deliver copies of such permits and certificates to Landlord promptly following the issuance thereof and shall cause the Alterations to be performed in compliance therewith and with all applicable insurance requirements, and in a good, first-class and workmanlike manner. Tenant, at its expense, shall diligently cause the cancellation or discharge of all notices of violation arising from otherwise connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant or Tenant's Affiliates, or by any person claiming through or under Tenant or Tenant's
Affiliates. Alterations shall be performed so as not to interfere with any other tenant in the Building, cause labor disharmony therein, or delay or impose any additional expense on Landlord in the construction, maintenance, repair or operation of the Building. Throughout the performance of the Alterations, Tenant, at its expense, shall carry, or cause to be carried, in addition to insurance described in Article 13, Worker's Compensation insurance in statutory
                        ----------
limits and such other insurance as Landlord may reasonable require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and, upon request, at reasonable intervals thereafter until completion of the Alterations.

10.     REPAIRS
        -------

     10.1     Conditions of Premises.  The Premises shall be delivered to Tenant
              ----------------------
in an "as is" and "all faults" condition and Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof either prior to or during the Lease Term except to the extent expressly provided in Exhibit "E" attached hereto. By accepting possession of
                        -----------
the Premises, Tenant shall be deemed to have acknowledged that the Premises is suitable for its purposes and it is in good condition and repair. Subject to
Section  10.2,  Tenant,  at its expenses, shall keep the Premises and every part
-------------
thereof in good condition and repair and shall, upon the expiration or sooner termination of the Lease Term, surrender the Premises to Landlord broom clean and in good condition and repair, ordinary wear and tear excepted. Tenant acknowledges and agrees that it has inspected, or prior to the Commencement Date will inspect, the Premises and, that Tenant is not relying on any representations or warranties made by Landlord or Landlord's Affiliates regarding the Premises, the Building or the Land except as may be expressly set forth herein.

     10.2     Landlord's  Obligation to Repair.  Subject to Article 14, Landlord
              --------------------------------              ----------
shall repair and maintain the common areas and the structural portions of the Building, including, but not limited to, the structural portions of the roof, the foundations, exterior load-bearing walls, and the basic HVAC, mechanical, electrical and plumbing systems initially installed by Landlord in the Building. However, if the repair or maintenance is caused in whole or in part by the act, neglect, fault or omission of Tenant or Tenant's affiliates or by Tenant's alterations, Tenant immediately shall pay for such repair or maintenance and shall indemnify Landlord for and defend and hold Landlord harmless from and against all other Liabilities incurred by Landlord in connection therewith. Landlord shall have a reasonable time after written notice from Tenant to perform necessary repairs or maintenance. Tenant waives all rights granted under Law to make repairs at Landlord's expense.

11.     SERVICE  AND  UTILITIES
        -----------------------

     11.1     Landlord's  Services.  Subject to the rules and regulations of the
              --------------------
Building  and  Section  31.8  herein,  Landlord  shall  furnish  to the Premises
               -------------
electricity for normal office lighting and fractional horsepower office machines, water, plumbing and HVAC required in Landlord's judgment for the comfortable use and occupancy of the Premises, and janitorial services, as hereinafter provided. Landlord shall also maintain and keep lighted the common stairs, entries and restrooms in the Building.

     11.2     Restrictions  on  Use.  Without  the  prior  written  consent  of
              ---------------------
Landlord in each instance, Tenant shall not use or install any apparatus, device or equipment on the Premises, including, but not limited to, electronic data processing machines, punch card machines and machines which will require a dedicated circuit or which will in any way increase the amount of water, electricity or HVAC normally furnished for similar space in the Building. Landlord may condition its consent on, among other things, the installation of additional risers, feeders and other appropriate equipment as well as meters in the Premises to measure the amount of water and electricity consumed. Tenant shall pay to Landlord on demand the cost of: (a) purchasing, installing, maintaining and repairing such equipment and/or meters and units; (b) all water and electricity consumed as shown by said meters, at the rates charged by the local utility company; and (c) any additional expense incurred in connection with the foregoing. If a separate meter is not installed, the cost for any excess water and electricity will be established by an estimate made by a utility company or electrical engineer selected by Landlord. Tenant shall not connect any apparatus, device or equipment except through existing electrical outlets in the Premises.

     11.3     Janitorial  Services.  The  janitorial  services to be provided by
              --------------------
Tenant shall be provided five (5) days a week, Monday through Friday (except for Building observed holidays). Janitorial services shall be those customarily furnished for similar buildings in the general vicinity of the Building.

     11.4     Hours  of Operation.  HVAC for the Premises shall be provided five
              -------------------
(5) days a week, Monday through Friday, from 8:00 o'clock a.m. to 6:00 o'clock p.m. (except for Building observed holidays) and Saturdays from 8:00 o'clock a.m. to 12 noon (except for Building observed holidays).

     11.5     Extra  Hours.  If  during any other hours or any other days Tenant
              ------------
desires to have any services or utilities supplied to the Premises, and if Landlord is unable to provide the same, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services or utilities; provided, however, such charge shall not exceed Landlord's actual cost or expense for providing such services or utilities. Any such charges which Tenant is obligated to pay shall be deemed to be Additional Rent hereunder.

12.     ENTRY  BY  LANDLORD
        -------------------

Landlord shall at all times have the right to enter the Premises in order to: inspect the Premises; post notices of non-responsibility; show the Premises to prospective purchasers, lenders or tenants; perform its obligations and exercise its rights hereunder: and make repairs, improvements, alterations or additions to the Premises for Building or any portion thereof as Landlord deems necessary or desirable and to do all things necessary in connection therewith, including, but not limited to, erecting scaffolding and other necessary structures. Landlord shall retain (or be given by Tenant) keys to unlock all of the doors within the Premises, including doors to Tenant's vaults and files. Landlord shall have the right to use any and all means necessary to obtain entry to the Premises in an emergency. Landlord's entry to the Premises shall not, under any circumstances, be deemed to be a forceful or unlawful entry into, or a detainer of, the Premises or an eviction of Tenant from the Premises or any portion thereof.

13.     TENANT'S  INSURANCE
        -------------------

     13.1     Casualty  Insurance.  At  all times during the Lease Term, Tenant,
              -------------------
at its expense, shall maintain in effect policies of casualty insurance covering: (a) all alterations made by Tenant and all leasehold improvements; and (b) all of Tenant's Property and other personalty from time to time in, on or about the Premises, in an amount not less than their full replacement cost (without deduction for depreciation) from time to time during the term of this Lease. Such policies shall provide for protection against any perils normally included within the classification of "All Risks", and shall contain endorsements covering: demolition and increased cost of construction; water damage, vandalism and malicious mischief; liability for changes in Laws. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that upon termination of this Lease following a casualty as set forth herein, the proceeds applicable to the items described in clause (a) above shall be paid to Landlord, and the proceeds applicable to the items described in clause (b) above shall be paid to Tenant.

     13.2     Public,  Liability  and  Property  Damage Insurance.  At all times
              ---------------------------------------------------
during the Lease Term, Tenant, at its expense, shall maintain comprehensive General Liability Insurance (including property damage) with respect to the ownership, maintenance, use, operation and condition of the Premises and the business conducted therein. Such insurance shall at all times have limits of not less than One Million Dollars ($1,000,000) combined single limit per occurrence for bodily injury, personal injury and property damage liability. At Landlord's request, these limits shall be increased from time to time during the Lease Term (but not more often than once every two years) to such higher limits as Landlord or its insurance consultant believe are necessary to protect Landlord. The amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. Each policy shall contain cross liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions contained in Section 22.2 and elsewhere in this Lease
                                        ------------
and  any  other  obligations  of  Tenant  to  Landlord  hereunder.

     13.3     Other  Insurance  Required  by Law.  At all times during the Lease
              ----------------------------------
Term, Tenant, at its expense, shall maintain any and all other insurance as required by law, including without limitation workers compensation insurance and state disability insurance.

     13.4     Policy  Requirements.
              --------------------

          (a) All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of California, approved by Landlord and, if required, by Landlord's Mortgagee. Copies of all policies and certificates therefore shall be delivered to Landlord and the Landlord's Mortgagee at least ten (10) days prior to Tenant's occupancy of the Premises. Each policy shall provide that it may not be canceled or modified except after thirty (30) days prior written notice to Landlord and Landlord's Mortgagee named as an additional insured or loss payee thereunder. Tenant shall furnish Landlord with renewals or "binders" of each policy, together with evidence of payment of the premium therefore, at least thirty (30) days prior to expiration. Tenant shall have the right to provide insurance coverage pursuant to blanket policies obtained by Tenant if the blanket policies expressly afford coverage as required by this Lease. Each policy shall provide that all losses shall be settled in the name of Landlord (or, if required, Landlord's Mortgagee) only.

          (b) Landlord and, if required, Landlord's Mortgagee shall be named as an additional insured in each insurance policy and, if requested by Landlord, they also shall be named as loss payees. The Comprehensive General Liability Insurance shall: apply severally to Landlord, Landlord's Mortgagee and Tenant; cover each of them as if separate policies had been issued to each of them; not contain provisions affecting any rights which any of them would have had as claimants if not named as an insured; be primary insurance and not considered contributory, with any other valid and collectible insurance available to Landlord and Landlord's Mortgagee constituting excess insurance; and be endorsed as necessary to cover the foregoing requirements.

          (c) Each policy of All Risk Coverage which Tenant obtains for the Premises shall include a clause or endorsement denying the insurer any right of subrogation against the other party hereto to the extent that rights have been waived by the insured party prior to the occurrence of injury or loss. Landlord and Tenant each waive any rights of recovery against the other for injury or loss due to hazards covered by its own insurance, to the extent of the injury or loss covered thereby.

     13.5     Tenant  Failure  to  Deliver Policies.  If Tenant fails to deliver
              -------------------------------------
copies of the insurance policies and evidence of payment therefore within the time required pursuant to Section 13.4, Landlord may, but shall not be obligated to, obtain the required insurance, and the cost thereof, together with an administrative fee of Five Hundred Dollars ($500), shall be payable by Tenant to Landlord on demand. Nothing in this Section shall be deemed to be a waiver of any rights or remedies available to Landlord under this Lease or at law or in equity if Tenant fails to obtain and deliver the required insurance policies and evidence of payment.

14.     DAMAGE  OR  DESTRUCTION; EMINENT DOMAIN
        ---------------------------------------

     14.1     Landlord's  Restoration.  If  the  Building  or  the  Premises are
              -----------------------
partially damaged or totally destroyed by fire or other casualty, and if this Lease is not terminated as provided in this Article, Landlord shall repair the damage and restore or rebuild the Building or the Premises (except for Tenant's Property and leasehold improvements which are above the standard of the Building) after Landlord receives notice of the damage or destruction and Landlord receives substantially all of the insurance proceeds receivable on account of the casualty. However, Landlord shall not be required to spend amounts in excess of the insurance proceeds actually received for such repair, restoration or rebuilding. Subject to Article 22, Landlord shall attempt to
                                           ----------
make any required repairs or restoration promptly and so as not to interfere unreasonably with Tenant's use and occupancy of the Premises, but Landlord shall not be obligated to perform such work on an overtime or premium-pay basis.

     14.2     Rent  Adjustment.  Subject to Section 14.3,  if in Landlord's sole
              ----------------              ------------
judgment, all or part of the Premises are rendered completely or partially untenable on account of fire or other casualty, or if damage by fire or other casualty to the Building deprives Tenant of access to the Premises for more than five (5) consecutive days, the Monthly Rent shall be abated in the proportion that the rentable area of the untenantable portion of the Premises bears to the total Rentable Area of the Premises. Such abatement shall commence on the date of the damage or destruction and shall continue until the Premises have been substantially repaired and Tenant has reasonable access to the Premises. However, if Tenant reoccupies the damaged portion of the Premises prior to the date that the Premises are substantially repaired, the Monthly Rent allocable to the reoccupied portion shall be payable by Tenant from the date of such occupancy in the proportion that the rentable area of the reoccupied portion of the Premises bears to the total Rentable Area of the Premises.

     14.3     Exception  to  Abatement.  Monthly  Rent  shall  not  be abated or
              ------------------------
reduced if: (a) the Premises or a portion thereof are rendered untenantable due to damage or loss of access for a period of five (5) consecutive days or less; or (b) Landlord provides other space in the Building reasonably suited for the temporary conduct of Tenant's business (but Landlord shall have no obligation to provide such other space); or (c) because of acts or omissions of Tenant or Tenant's Affiliates either (i) Landlord (or any Landlord's Mortgagee) is unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) for damage or destruction of the Premises or the Building, or (ii) the Premises or the Building was damaged or destroyed or rendered completely or partially untenantable. The collection of rent by Landlord under the circumstances described in clause (c) above shall not preclude Landlord from seeking damages from Tenant or exercising any other rights and remedies it may have under this Lease or at law or in equity.

     14.4     Election  to  Terminate.  Landlord  may  terminate this Lease upon
              -----------------------
written notice to Tenant if: (a) the Building or the Premises are substantially or totally destroyed or, in Landlord's sole judgment, rendered untenantable by fire or other casualty or any other cause; or (b) the Building is damaged or rendered untenantable (whether or not the Premises are damaged or destroyed or rendered untenantable) so that its repair or restoration requires the expenditure (as estimated by a reputable contractor or architect designated by Landlord) of more than twenty percent (20%) of the full insurable value of the Building immediately prior to the casualty; or (c) less than two (2) years remain in the Lease Term at the time of the damage or destruction or events which rendered the Building or the Premises untenantable and the time necessary to repair or restore the Building or the Premises would exceed ninety (90) days (as estimated by a reputable contractor or architect designed by Landlord); or
(d) Landlord would be required under Section 14.2 to abate or reduce the Monthly Rent for a period in excess of sixth (6) month if repairs or restoration were undertaken. If Landlord elects to terminate this Lease, its notice of termination shall be given within one hundred and eighty (180) days after the date of the damage, destruction or events causing untenatability and this Lease shall terminate on the date specified in such notice.

     14.5     Eminent  Domain.  Landlord  may  terminate this Lease upon written
              ---------------
notice to Tenant if twenty-five percent (25%) or more of either the Premises, the Building or the Land is condemned, taken or appropriated by any public or quasi-public authority under the power of eminent domain, police power or otherwise (or in the event of sale in lieu thereof). Whether or not this Lease is so terminated, Landlord shall be entitled to any and all income, rent, award, or interest thereon which may be paid or made in connection with the taking or appropriation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If Landlord elects to terminate this Lease, its notice of termination shall be given within sixty (60) days after the taking or appropriation. If such notice is not given or if Landlord notifies
Tenant of Landlord's election not to terminate, this Lease shall continue in full force and effect, except that the Monthly Rent shall be reduced in the proportion that the rentable floor area of the Premises which is taken bears to the total Rentable Area of the Premises. Nothing contained in this Section shall prevent Tenant from bringing a separate action or proceeding for compensation for any of Tenant's Property taken and Tenant's moving expenses.

     14.6     Business Interpretation.  Landlord shall not incur any Liabilities
              -----------------------
of any type to Tenant or Tenant's Affiliates arising from or in connection with any damage or destruction of the Premises, the Building or the Land, or any taking or appropriation thereof, or any repairs or restoration in connection therewith, nor shall Tenant have any right to terminate this Lease as a result thereof. However, in such event, Monthly Rent shall be abated if and to the extent that abatement is allowed pursuant to this Article 14.
                                                          ----------

     14.7     Waiver.  Tenant  waives  the  application  of  any  laws which are
              ------
contrary to the provisions of this Article in connection with any damage, destruction, condemnation, taking or appropriation (or sale in lieu thereof) of all or any portion of the Premises, the Building or the Land.

15.     ASSIGNMENT  AND  SUBLETTING
        ---------------------------

     15.1     Landlord's  Consent  Required.  Tenant  shall  not  voluntarily,
              -----------------------------
involuntarily or by operation of any Laws sell, convey, mortgage, assign, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or the Premises without Landlord's prior written consent in each instance, which consent may be withheld in Landlord's sole and absolute discretion except as otherwise provided in this Article, and any attempt to do so without this consent shall be null and void.

     15.2     Landlord's  Right to Terminate Lease.  If Tenant desires to assign
              ------------------------------------
its interest in this Lease or to sublease all or any part of the Premises, Tenant shall notify Landlord in writing. This notice shall be accompanied by:
(a) a processing fee in the amount of $500.00; (b) a statement setting forth the name and business assignment or sublease (and any collateral agreements) setting forth all of the terms and the financial details of the sublease or assignment which shall not be effective less than ninety (90) days from the date of Tenant's notice (including, without limitation, the term, the rent and any security deposit, "key money", and amounts payable for Tenant's Property and the common use of any personnel or equipment); (d) financial statements certified by an independent certified public accountant and other information requested by Landlord relating to the proposed assignee or subtenant; and (e) any other information concerning the proposed assignment or sublease which Landlord may reasonably request. If Tenant proposes to assign this Lease or sublet all or substantially all of the Premises, Landlord shall have the right, in its sole and absolute discretion, to terminate this Lease on written notice to Tenant within ninety (90) days after receipt of Tenant's notice and the information described above or the receipt of any additional information requested by Landlord. If Landlord elects to terminate this Lease, this Lease shall terminate as of the effective date of the proposed assignment or commencement of the term of the proposed sublease as set forth in Tenant's notice, and Landlord shall have the right (but no obligation) to enter into a direct lease with the proposed assignee or subtenant, Tenant may withdraw its request for Landlord's consent at any time prior to, but not after, Landlord delivers a written notice of termination.

     15.3     Consent  by  Landlord.  If  Landlord  elects not to terminate this
              ---------------------
Lease  pursuant  to  Section  15.2,  or  if a proposed sublease is for less than
                     -------------
substantially all of the Premises, Landlord shall not unreasonably withhold its consent to any assignment or subletting (for purposes of this Section, an assignment shall not include an assignment for security purposes, which shall be governed by Section 15.1). Tenant agrees that the withholding of Landlord's
              -------------
consent shall be deemed reasonable if all of the following conditions are not satisfied:

          (a) The proposed assignee or subtenant shall use the Premises only for the Permitted Use, and the business of the proposed assignee or subtenant is consistent with the other uses and the standards of the Building, in Landlord's reasonable judgment.

          (b) The proposed assignee or subtenant is reputable and has net worth not less than seventy-five percent (75%) of the net worth of Tenant on the execution of this Lease, has a credit rating reasonably acceptable to Landlord, and otherwise has sufficient financial capabilities to perform all of its obligations under this Lease or the proposed sublease, in Landlord's reasonable judgment.

          (c) Neither the proposed assignee or subtenant nor any person or entity that directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or subtenant is an occupant of any part of the Building or has negotiated for space in the Building within a six
(6)  month  period  prior  to  the  delivery  of  Tenant's  written  notice.

          (d) Tenant is not in default and has not committed acts or omissions which with the running of time or the giving of notice or both would constitute a default under this Lease.

          (e) Tenant has complied with all of the other terms of this Article.

The conditions described above are not exclusive and shall not limit or prevent Landlord from considering additional factors in determining if it should reasonably withhold its consent.

     15.4     Corporate  and  Partnership  Transactions.  If  Tenant  is  a
              -----------------------------------------
corporation, a dissolution of the corporation or a transfer (by one or more transactions) of a majority of the voting stock of Tenant shall be deemed to be an assignment of this Lease subject to the provisions of this Article. However, these provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or which controls, is controlled by, or is under common control with, Tenant, if a principal purpose of the merger or transfer is not the assignment of this Lease and Tenant's successors has a net worth not less than the net worth of Tenant on the execution of this Lease. Tenant shall cause reasonable satisfactory proof of such net worth to be delivered at least thirty
(30) days prior to the effective date of the transaction. If Tenant is a partnership, a dissolution of the partnership (including a "technical" dissolution) or a transfer of the controlling interest in the Partnership (including the admission of new partners or the withdrawal of existing partners having a controlling interest) shall be deemed an assignment of this Lease subject to the provisions of this Article, regardless of whether the transfer is made by one or more transactions, or whether one or more persons hold the controlling interest prior or after the transfer.

     15.5     No  Release of Tenant.  Notwithstanding the granting of Landlord's
              ---------------------
consent, no sale, conveyance, mortgage, pledge, subletting, assignment or other transfer or encumbrance of this Lease or the Premises shall release or alter Tenant's primary liability to pay rent and perform all of its other obligations hereunder. The acceptance of rent by Landlord from any person other than Tenant shall not be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed to be consent to any subsequent assignment or subletting. If any assignee or successor of Tenant defaults in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without proceeding against or exhausting its remedies against the assignee or successor. After any assignment, sublease or other transfer or encumbrance, Landlord may consent to subsequent assignments, subleases, transfers or encumbrances, or amendments to this Lease, without notifying Tenant or any other person, without obtaining consent thereto, and without relieving Tenant of liability under this Lease.

     15.6     Additional  Charges.  If  Landlord  consents  to any assignment or
              -------------------
sublease,  Tenant  shall  pay  the  following  to  Landlord  as Additional Rent:

          (a) In the case of an assignment, all amounts paid or payable to Tenant by the assignee for or by reason of such assignment (including sums paid or payable for the purchase or rental of all or part of Tenant's Property).

          (b) In the case of a sublease, the amount by which the sublease rental exceeds the portion of the rent allocable to the sublease rental exceeds the portion of the rent allocable to the sublease space hereunder throughout the sublease term. In computing this amount, the sublease rental shall include all rents, charges and other consideration paid or payable to Tenant under the terms of the sublease and any collateral agreements, and sums paid or payable by the subtenant for the purchase or rental of all or part of Tenant's Property. The rent hereunder allocable to the subleased space for any period shall equal the total rent accruing during such period, multiplied by a fraction, the numerator of which is the rentable area of the subleased space and the denominator of which is the Rentable Area of the Premises. This Additional Rent shall be paid by Tenant to Landlord as and when received by Tenant or, at Landlord's option, on written notice to the assignee or subtenant, Landlord may collect all or any portion of this Additional Rent directly from the assignee or subtenant. Tenant shall receive a credit against this Additional Rent in an amount equal to the net unamortized or undepreciated cost of any of Tenant's Property that is sold to the assignee or sublessee in connection with such assignment or sublease, determined on the basis of Tenant's federal income tax returns. This credit shall be prorated over the period during which this Additional Rent is to be paid, in proportion to the amounts received by Tenant. Landlord's acceptance or collection of this Additional Rent will be deemed to be a consent to any assignment or subletting or a cure of any default under this Article or the rest of the Lease.

     15.7     Additional  Terms.
              -----------------

          (a) Tenant shall pay the reasonable attorney's fees and other costs and expenses of Landlord in connection with any request for Landlord's consent to any sale, conveyance, mortgage, pledge, assignment, sublease or other transfer or encumbrance. The $500.00 application fee (see Section 15.2) shall
                                                             ------------
be  applied  toward  the  payment  of  such  costs.

          (b) A sublease will be null and void unless it complies with the rest of this Lease and provides that: (i) it is a conflict or inconsistency between the sublease and this Lease, this Lease will prevail; (ii) Landlord may enforce all the provisions of the sublease, including the collection of rent;
(iii) it may not be modified without Landlord's prior written consent and that any modification without this consent shall be null and void; (iv) if this Lease is terminated or Landlord re-enters or repossesses the Premises, Landlord may, at its option, take over all of Tenant's right, title and interest as sublessor and, at Landlord's option, the subtenant shall attorn to Landlord, but Landlord shall not be (x) liable for any previous act or omission of Tenant under the sublease, (y) subject to any existing defense or offset against Tenant, or (z) bound by any previous modification of the sublease made without Landlord's prior written consent or by any prepayment of more than one month's rent; and (v) it is ineffective until Landlord gives its written consent thereto.

          (c) An assignment will be null and void unless it complies with the rest of this Lease and provides that: (i) the assignee assumes all of Tenant's obligations under this Lease and agrees to be bound by all of the terms of this Lease; and (ii) it is ineffective until Landlord gives its written consent thereto.

          (d) The sublease or assignment otherwise must exactly match the proposed sublease or assignment initially submitted by Tenant. A sublease or assignment will not be effective until a fully executed counterpart is delivered by Landlord and Landlord delivers its written consent thereto.

          (e) This Article is binding on and shall apply to any purchase, mortgagee, pledgee, assignee, subtenant or other transferee or encumbrancer, at every level.

          (f) Notwithstanding anything to the contrary to this Lease, if Tenant or any proposed transferee of Tenant claims that Landlord has unreasonably withheld or delayed its consent under Section 15.3 or otherwise has
                                                   ------------
breached or acted unreasonably under this Article, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant waives all other remedies on its own behalf and, to the extent permitted under all Laws, on behalf of Tenant's proposed transferee.

16.     QUIET  ENJOYMENT
        ----------------

Provided that Tenant pays all rent and performs all of its other obligations as required hereunder, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord, or any person lawfully claiming through or under Landlord, subject to the terms of this Lease and the terms of any Superior Leases and Mortgages, and all other agreements or matters of record or to which this Lease is subordinate. As used in this Lease, the term "Superior Leases and Mortgages" means all present and future ground leases, underlying leases, mortgages, deeds of trust or other encumbrances, and all renewals, modifications, consolidations, replacements or extensions thereof or advances made thereunder, affecting all or any portion of the Premises, the Building or the Land.

17.     MORTGAGE  PROTECTION
        --------------------

          17.1     Subordination.  This  Lease  is  subordinate  to all Superior
                   -------------
Leases and Mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant shall execute, acknowledge and deliver any instrument that Landlord or the lessor, mortgagee or beneficiary under any of the Superior Lease and Mortgages may request, within ten (10) days after request (each of these lessors, mortgagees or beneficiary is called a "Landlord's Mortgagee").

However, if Landlord, Landlord's Mortgagee or any other successor to Landlord elect in writing, this Lease shall be deemed superior to the Superior Leases and Mortgages specified, regardless of the date of recording, and Tenant will execute agreement confirming this election on request. If Landlord's Mortgagee or its successor or any successor to Landlord succeeds to Landlord's interest under this Lease, whether voluntarily or involuntarily, Tenant shall attorn to such person and recognize such person as Landlord under this Lease.

          17.2     Mortgagee's  Liability.  The  obligations  and liabilities of
                   ----------------------
each Landlord or Landlord's Mortgagees, or their successors under this Lease shall exist only if and for so long as each of these respective parties owns fee title to the Land and the Building or is the lessee under a ground lease therefore. No Monthly Rent or Additional Rent shall be paid more than thirty
(30) days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a Landlord's Mortgagee) be a nullity as against Landlord's Mortgagees or their successors and Tenant shall be liable for the amount of such payments to Landlord's Mortgagees or their successors.

          17.3     Mortgagee's  Right  to  Cure.  No act or omission by Landlord
                   ----------------------------
which would entitle Tenant under the terms of this Lease or any laws to be relieved of Tenant's obligations hereunder, or to terminate this Lease, shall result in a release or termination of such obligations or this Lease unless:
(a) Tenant first shall have given written notice of Landlord's act or omission to Landlord and all Landlord's Mortgagees whose names and addresses shall have been furnished to Tenant; and (b) Landlord's Mortgagees, after receipt of such notice, fail to correct or cure the act or omission within a reasonable time thereafter (but in no event less than sixty (60) days). However, nothing contained in this Section shall impose any obligation on Landlord's Mortgagees to correct or cure any act or omission.

18.     ESTOPPEL  CERTIFICATE
        ---------------------

Tenant shall, from time to time, within ten (10) days after request by Landlord, execute and deliver to Landlord or any other person designated by Landlord an estoppel certificate, in a form satisfactory to Landlord, which certifies: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, describes them); (b) the expiration date of the Lease Term and that there are no agreements with Landlord to extend or renew the Lease Term or to permit any holding over (or if there are any such agreements, describes them and specifies the periods of extension or renewal); (c) the date through which the Monthly Rent and Additional Rent have been paid; (d) that Landlord is not in default in the performance of any of its obligations under this Lease (or, if there are any such defaults, describes them); (e) that Tenant is not entitled to any credits, offsets defenses or deductions against payment of the rent hereunder (or, if they exist, describes them); and (f) such other information concerning this Lease or Tenant as Landlord or any other person designated by Landlord reasonably shall request. An estoppel certificate issued by Tenant pursuant to this Article shall be a representation and warranty by Tenant which may be relied on by Landlord and by others with whom Landlord may be dealing regardless of independent investigation. If Tenant fails to execute and deliver an estoppel certificate as required hereunder, Landlord's representations concerning the factual matters covered by such estoppel certificate, as described above, shall be conclusively presumed to be correct and binding on Tenant.

19.     DEFAULT
        -------

The occurrence of any one or more of the following events shall be a default and breach under this Lease by Tenant:

          (a)     The  vacating  or  abandonment  of  the  Premises  by  Tenant.

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder for a period of three (3) days after such payment is due.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than those described in subparagraphs (b), (d), (e), (f), (g), (h) and (i) of this Article 19, where such failure shall continue for a period of
                   ----------
fifteen (15) days after the written notice thereof by Landlord to Tenant. However, if the nature of these defaults is such that more than fifteen (15) days are reasonably required to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the fifteen-day (15) period and thereafter diligently completes the cure within sixty (60) days.

          (d) The making by Tenant or any guarantor of this Lease of any general assignment or general arrangement for the benefit of creditors; or the filing of or against Tenant or any guarantor of this Lease of a petition or order for relief under any Laws relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant or any guarantor of this Lease, the petition is dismissed within sixty (60) days; or the appointment of a trustee, custodian or receiver to take possession of this Lease where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or judicial seizure of substantially all of Tenant's assets or of Tenant's interest in this Lease, unless discharged within thirty (30) days.

          (e) The service by Landlord of three-day notice under California Code of Civil Procedure Section 1161 on three or more occasions if the previous service of the three-day notices did not result in the termination of this Lease.

          (f) A sale, conveyance, mortgage, pledge, assignment, sublease or other transfer or encumbrance, or any attempt to do so, in violation of Article
                                                                         -------
15.
--

          (g) Tenant's failure to deliver the estoppel certificate required under Article 18, or any written instrument required under Article 17 within the
      ----------                                           ----------
time  required.

          (h) A default under or the repudiation of any guaranty of Tenant's obligation under this Lease.

          (i) Tenant's failure to maintain the insurance policies required hereunder.

          (j) The death of Tenant or, if Tenant is comprised of more than one (1) individual, the death of any of the individuals comprising the Tenant.

20.     REMEDIES  FOR  DEFAULT
        ----------------------

     20.1     General.  In  the  event  of  any  default  or  breach  by Tenant,
              -------
Landlord  may  at  any  time  thereafter,  with  or  without  notice  or demand:

          (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all liabilities incurred by Landlord or Landlord's Affiliates by reason of Tenant's default, including, but not limited to: (i) the worth at the time of the award of the amount by which the unpaid Monthly Rent and Additional Rent which should have been earned or was payable at the time of termination; (ii) the worth at the time of the award of the amount by which the unpaid Monthly Rent and Additional Rent which would have been earned or payable after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Monthly Rent and Additional Rent which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all Liabilities proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of thing would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises, the Building and the Land after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's attorneys' fees and costs incurred in connection therewith, and any real estate commissions paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of eighteen percent (18%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subparagraph (iii) above, the "worth at time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one (1) percentage point. If Tenant abandons the Premises, Landlord shall have the option of (x) taking possession of the Premises and recovering from Tenant the amount specified in this subparagraph, or (y) proceeding under the provisions of subparagraph (b) below. Efforts by landlord to mitigate Tenant's breach of this Lease shall not waive Landlord's right to recover damages as provided in this
Section  20.1(a).
----------------

          (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease and at law or in equity, including the right to recover the rent and other sums and charges as they become due hereunder.

          (c) Pursue any other right or remedy now or hereafter available to Landlord hereunder or at law or in equity.

     20.2     Redemption.  Tenant  waives  any  and  all  rights  of  redemption
              ----------
granted by or under any laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises by reason of the violation by Tenant of any of the terms, covenants or conditions of this Lease, or otherwise.

     20.3     Performance  by  Landlord.  If  Tenant  defaults under this Lease,
              -------------------------
Landlord, without waiving or curing the default, may, but shall not be obligated to, perform Tenant's obligations for the account and at the expense of Tenant. Notwithstanding Section 19(c), in the case of an emergency, Landlord need not give any notice prior to performing Tenant's obligations. Tenant irrevocably appoints Landlord and Landlord's successors and assigns with full power of substitution, as Tenant's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any instruments in connection with Landlord's performance of Tenant's obligations if Tenant is in default, and to take all other actions in connection herewith.

     20.4     Post-Judgment  Interest.  The  amount  of any judgment obtained by
              -----------------------
Landlord against Tenant in any legal proceeding arising out of Tenant's default under this Lease shall bear interest until paid at the maximum rate allowed by law, or, if no maximum rate prevails, at the rate of eighteen percent (18%) per annum. Notwithstanding anything to the contrary contained in any Laws, with respect to any damages that are certain or ascertainable by calculation, interest shall accrue from the day that the right to the damages vest in Landlord, and in the case of any unliquidated claim, interest shall accrue from the day the claim arose.

21.     HOLDING  OVER
        -------------

     Tenant shall not hold over in the Premises after the expiration or sooner termination of the Lease Term without the express prior written consent of Landlord. Tenant shall indemnify Landlord for, and defend and hold Landlord harmless from and against, any and all Liabilities arising out of or in connection with any delay by Tenant in surrendering and vacating the Premises, including, without limitation, any claims made by and succeeding Tenant based on any delay and any Liabilities arising out of or in connection with these claims. If possession of the Premises is not surrendered to Landlord on the expiration or sooner termination of the Lease Term, in addition to any other rights and remedies of Landlord hereunder or at law or in equity, Tenant shall pay to Landlord for each month or portion thereof during which tenant holds over in the Premises a sum equal to one hundred and fifty percent (150%) times the then-current Monthly Rent in addition to all other rent payable under this Lease. If any tenancy is created by Tenant's holding over in the Premises, the tenancy shall be on all of the terms and conditions of this Lease, except that rent shall be increased, as set forth above and the tenancy shall be a month-to-month tenancy. Nothing in this Article 21 shall be deemed to permit
                                            ----------
Tenant to retain possession of the Premises after the expiration or sooner termination of the Lease Term.

22.     INDEMNIFICATION  AND  EXCULPATION
        ---------------------------------

     22.1     Definitions.  As  used in this Lease, the following terms have the
              -----------
meanings  set  forth  below:

          (a)     Liabilities:  All  losses,  costs,  damages, expenses, claims,
                  -----------
injuries, liabilities and judgments, including, but not limited to, attorneys' fees and costs (whether or not suit is commenced or judgment entered).

          (b)     Landlord's  Affiliates  and  Tenant's  Affiliates:  All
                  -------------------------------------------------
affiliates, directors, officers, shareholders, partners, agents, employees, invitees, customers, successors, and assigns of Landlord and Tenant, respectively.

     22.2     Indemnification.  In addition to any other indemnities required of
              ---------------
Tenant hereunder, Tenant shall indemnify Landlord and Landlord's Affiliates, for, defend, protect and hold Landlord and Landlord's Affiliates harmless from, any and all Liabilities arising from or in connection with: (a) the use and occupancy of the Premises by Tenant or Tenant's Affiliates; (b) the conduct of Tenant's business; (c) any breach or default under this Lease; (d) claims by any assignee, subtenant, broker or other person if Landlord declines to consent to any assignment, sublease or other transfer or encumbrance or terminates this Lease pursuant to Article 15; and (e) any other acts or omissions of Tenant or Tenant's Affiliates or persons claiming through or under them.

          22.3     Damage to Person or Property.  Tenant assumes the risk of all
                   ----------------------------
Liabilities it may incur, including, but not limited to, damage or injury to persons, property and the conduct of Tenant's business (and any loss of revenue therefrom), the loss of use or occupancy of the Premises, and the items enumerated below in this Section, and waives all claims against Landlord and Landlord's Affiliates shall not be liable for any Liabilities incurred by Tenant or Tenant's Affiliates (including, but not limited to, the Liabilities described above in this Section) arising from or in connection with: (a) acts or omissions of any tenant of the Building or any other persons (including, but not limited to, any parking garage operators or their employees); (b) explosion, fire, steam, electricity, water, gas or rain, pollution or contamination; (c) the breakage, leakage, obstruction or other defects of plumbing, HVAC, electrical, sanitary, safety, elevator or other utilities and systems of the Building or the failure to furnish any of the foregoing; (d) any work, maintenance, repair, rebuilding or improvement performed by or at the request of Landlord or Landlord's Affiliates for the Premises, the Building or the Land; (e) any entry by Landlord or Landlord's Affiliates on the Premises; (f) any defects in the Premises, the Building, the Land or any portions thereof; (g) any interference with light or other incorporeal hereditaments; and (h) any other acts, omissions or causes. Nothing in this Section exempts Landlord for liability caused solely by its gross negligence or willful misconduct, but Landlord shall not be liable under any circumstances for consequential or punitive damages (including, but not limited to, damage or injury to persons, property and the conduct of Tenant's business ({and any loss of revenue therefrom}). Tenant immediately shall notify Landlord of any defects in the Premises or the building or any portion thereof and of any damages or injury thereto or to persons or property in or about the Premises or the Building.

          22.4     Satisfaction of Remedies.  Landlord and Landlord's Affiliates
                   ------------------------
shall not be personally liable for the performance of Landlord's obligations under this Lease. If Tenant or Tenant's Affiliates acquire any rights or remedies against Landlord or Landlord's Affiliates (including, but not limited to, the right to satisfy a judgment), these rights and remedies shall be satisfied solely from Landlord's estate and interest in the Land and the Building (or the proceeds therefrom) and not from any other property or assets of Landlord or Landlord's Affiliates. This Section shall be enforceable by Landlord and Landlord's Affiliates.

23.     RULES  AND  REGULATIONS
        -----------------------

     Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time-to-time promulgate. Landlord reverses the right from time-to-time in is sole discretion to make all reasonable additions and modifications to the rules and regulations. Any additions and modifications to the rules and regulations shall be binding on Tenant when delivered to Tenant. Landlord shall not incur any Liabilities to Tenant or Tenant's Affiliates arising from or in connection with the nonperformance of any rules and regulations by any other tenants or occupants of the Building. Landlord's current rules and regulations are attached hereto as Exhibit "C".
                                                             ------------

24.     OTHER  TAXES
        ------------

     Tenant shall pay or cause to be paid, before delinquency, any and all taxes levied or assessed against Tenant's Property and any leasehold improvements in the Premises which were made for Tenant or at its request to the extent they are above the standard of the Building. If any or all of Tenant's Property or any of these leasehold improvements are assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes.

25.     TENANT'S  BROKER
        ----------------

     Tenant represents and warrants to Landlord that Tenant has had no dealings with any broker, finder, or similar person who is or might be entitled to commission or other fee in connection with (i) introducing Tenant to either the Building or the Premises, or (ii) assisting Tenant in the negotiation, execution and delivery of this Lease, except for dealings with Tenant's Broker as
                                 ------
stipulated in Section 2(p). Landlord shall pay the commission due to Tenant's Broker, if any, pursuant to a separate agreement between Landlord and Tenant's Broker. Tenant shall indemnify Landlord and Landlord's Affiliates for, protect, defend and hold Landlord and Landlord's Affiliates harmless from any and all Liabilities arising from or in connection with any and all claims of any person (other than those by Tenant's Broker), who claims to have introduced Tenant to either the Building or the Premises and/or dealt with Tenant in the negotiation, execution and delivery of this Lease.

26.     PARKING
        -------

     Tenant shall be entitled to park up to sixteen (16) automobiles within the Building's dedicated parking facilities designated by Landlord from time to time ("Tenant's Parking"). As of the Commencement Date, Tenant's Parking shall be located as follows: (i) Tenant shall be entitled to park up to eight (8) automobiles in a level designated by Landlord's parking operator in the parking facility located beneath the Building ("Building Parking Facility") subject to payment in lawful money of the United States to Landlord parking operator, the then current parking rates per automobile per calendar month plus any tax imposed upon Landlord by any municipal, state or federal agency with respect to Tenant's Parking for the Lease Term and (ii) Tenant shall be entitled to park up
                                    ---
to eight (8) automobiles in Landlord's dedicated off-site parking facility located on 98th Street adjacent to the Building more commonly referred to as "Building 7" subject to payment to Landlord in lawful money of the United States or, if Landlord so chooses, Landlord's parking operator, the then current parking rates per automobile per calendar month plus any tax imposed upon Landlord by any municipal, state or federal agency with respect to Tenant's Parking for the Lease Term. Tenant may use Tenant's Parking for the parking of automobiles used by Tenant, its officers and employees. Landlord and/or Landlord's parking operator may designate the location of Tenant's Parking, including any spaces reserved for Tenant's Parking and from time to time may relocate all or a portion of same to other areas of either the Building Parking Facility, Building 7 or to other lots or buildings. The use of Tenant's Parking shall be governed by the rules and regulations adopted from time to time by Landlord and/or Landlord's parking operator. Tenant's business visitors may park in the Building Parking Facility on a space-available basis, upon payment of the prevailing fee for parking charged to visitors to the Building. Neither Landlord nor Landlord's parking operator shall have any Liability or responsibility to Tenant or any other party parking in the Building Parking Facility or in the parking facility in which Tenant's Parking is located or in any other facility in which Tenant's Parking may be located for any loss or damage that may be occasioned by or may arise out of such parking, including, without limitation, loss of property or damage to person or property from any cause whatsoever; and Tenant in consideration of the parking privileges hereby conferred on Tenant, waives any and all Liabilities against Landlord, Landlord's parking operator, Landlord's Affiliates and Landlord's managing agent by reason of occurrence within the Building Parking Facility, or in the parking facility in which Tenant's Parking is located or any other facility in which Tenant's Parking may be located or in the driveway exists and entrances respective thereto.

27.     AUTHORITY  TO  ENTER  INTO  LEASE
        ---------------------------------

If Tenant is a corporation, each individual executing this Lease on behalf of the corporation represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding on the corporation in accordance with its terms. Tenant shall, within thirty
(30) days of execution of this Lease, deliver to Landlord (i) a certified copy of a resolution of the board of directors of the corporation (in substantial form to the one attached hereto as Exhibit "D") and (ii) other evidence
                                          ------------
reasonably satisfactory to Landlord authorizing or ratifying the execution of this Lease.

28.     RELOCATION
        ----------

     Notwithstanding any contrary provision of this Lease, if Landlord requires the Premises for use in connection with another suite or for other reasons related to Landlord's occupancy plans for the Building, then at any time during the Lease Term Landlord shall have the right, upon providing Tenant prior written notice (the "Relocation Notice"), to provide and furnish Tenant with space elsewhere in the Building comparable to the Premises and to move and place Tenant in such new space, at Landlord's sole cost and expense. Such space shall be approximately the same size as the existing Premises and shall be improved by Landlord prior to Tenant's relocation with leasehold improvements comparable to those in the existing Premises. However, if the new space does not meet the Tenant's reasonable and good-faith approval, Tenant may cancel this Lease upon written notice to Landlord, which notice must be received by Landlord within ten
(10) days after delivery to Tenant of the Relocation Notice, and unless Landlord withdraws its request that Tenant relocate, this Lease shall terminate sixty
(60) days thereafter (as if such date were the natural expiration of the Term hereof) and neither party shall have any further rights or obligations hereunder. Tenant's failure to timely deliver notice to Landlord of Tenant's election to cancel this Lease shall be deemed an acceptance by Tenant of the new space set forth in the Relocation Notice, and Tenant shall vacate the Premises in accordance with said notice and/or the terms of any subsequent notice from Landlord to Tenant. If Landlord moves Tenant to such new space, then this Lease and each and all of the terms, covenants and conditions hereof shall remain in full force and effect and be deemed applicable to such new space except that a revised Exhibit "A" showing the location of the new space shall become a part of
        -----------
this Lease and Landlord and Tenant shall promptly thereafter execute an amendment to this Lease containing such revised "Exhibit "A" and with the Basic
                                                  -----------
Terms  of  this  Lease,  as  contained  in  Article 2, amended, if necessary, to
                                            ---------
include  and  state  all  correct  data  as  to  the  new  space.

29.     REMOVAL  OF  PROPERTY
        ---------------------

     In the event of the termination of this Lease, Landlord may remove any property of Tenant from the Premises, the Building and/or the Land and store the same elsewhere for the account and expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing such property after it has been stored for a period of sixty (60) days or more, Landlord may sell any or all of the property at public or private sale, in such manner and at such times and places as Landlord, in its sole and absolute discretion, may deem proper, without notice to or demand upon Tenant, for payment of any part of such charges or the removal of any such property, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including actual and customary attorneys' fees incurred; second to the payment of the cost of charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms thereof; and fourth, the balance, if any, to Tenant.

30.     OPTION  TO  EXTEND  TERM
        ------------------------

     Tenant shall have one option ("Option") to extend the Term of this Lease for an additional term of three (3) years ("Option Term") commencing on the day after the Expiration Date provided that Tenant:

          (a) is not in default under any of the terms, covenants, conditions or provisions of this Lease either at the time Tenant exercises the Option or as of the Expiration Date;

          (b)     shall  not  have  assigned  its  interest  under  this  Lease;

          (c) shall not have sublet any portion of the Premises without Landlord's express written consent; and

          (d) shall have notified Landlord of Tenant's election to exercise such Option in the manner provided in this Article 30 no later than (90) days
                                              ----------
prior  to  the  Expiration  Date.

     Unless all of the above conditions precedent have been satisfied, Tenant's exercise of the Option shall be of no force or effect and the Option shall lapse. If all of the above conditions precedent are satisfied, then the Lease Term shall automatically be extended for the Option Term and all of the terms, conditions and provisions of this Lease shall continue in full force and effect throughout the Option Term, except that the Monthly Rent and other amounts to be paid by Tenant during the Option Term shall be equal to the then prevailing rates being paid by other tenants in the building for new leases and renewals of comparable space, including but not limited to provisions for concessions, inducements, allowances and periodic adjustments. If Tenant exercises the Option, Landlord and Tenant shall, on or before the original Expiration Date, prepare and execute an extension agreement acknowledging that Tenant has elected to extend and include a schedule setting forth the Base Year and Monthly Rent to be in effect for the Option Term. The Option shall be personal to Tenant and may not be assigned or transferred to any third party.

31.     RIGHT  OF  FIRST  REFUSAL
        -------------------------

     Tenant shall have the right of first refusal on the adjacent space on the fourteenth (14th) floor, commonly known as Suite 1400, when and if such space becomes available. Tenant shall have five (5) business days from the date of receipt of Landlord's written notice to exercise the right of first refusal. Except for rental rate, all terms and conditions for the expansion space shall be the same as those in the Lease. The rental rate fore the expansion space shall be the then prevailing rental rate in the Building. Tenant shall not be entitled to the right of first refusal during the third Lease Year unless the Lease Term is extended for an additional two (2) years.

32.     GENERAL  PROVISIONS
        -------------------

     32.1     Joint  Obligations.  If Tenant consists of more than one person or
              ------------------
entity, the obligations of such persons or entities as Tenant shall be joint and several.

     32.2     Marginal  Headings.  The  titles  to  the Articles and Sections of
              ------------------
this Lease are not a part of this Lease and shall have no effect on the construction or interpretation.

     32.3     Time.  Time  is  of  the  essence  for the performance of each and
              ----
every  provisions  of  this  Lease  to  be  performed  by  Tenant.

     32.4     Successors  and Assigns.  Subject to the restrictions contained in
              -----------------------
Article 15 above, this Lease binds the heirs, executors, administrators, successors and assigns of the parties hereto.

     32.5     Late  Charges.  Tenant acknowledges that late payment of rent will
              -------------
cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. These costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any Superior Leases and Mortgages. Accordingly, if any installment of Monthly Rent or payment of Additional Rent due from Tenant is not received by Landlord or Landlord's designee within ten
(10) days after the amount is due, Tenant shall pay to Landlord a late charge equal to six percent (6%) of the overdue amount. Acceptance of late charges by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder or at law or in equity.

     32.6     Prior  Agreements;  Amendment, Waiver.  This Lease contains all of
              -------------------------------------
the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. All waivers hereunder must be in writing and specify the branch, act, omission, term, covenant or condition waived, and acceptance of rent or other acts or omissions by Landlord shall not be deemed to be a waiver. The waiver by Landlord of any breach, act, omission, term, covenant or condition of this Lease shall not be deemed to be a waiver of any other or subsequent breach, act, omission, term, covenant or condition.

     32.7     Inability  to Perform.  Landlord shall not be in default hereunder
              ---------------------
nor shall Landlord be liable to Tenant or Tenant's Affiliates for any Liabilities if Landlord is unable to fulfill any of its obligations, or is delayed in doing so, if the inability or delay is caused by reason of accidents, breakage, strike, labor troubles, war, act of God (including, without limitation, earthquake), or any other cause, whether similar or dissimilar, which is beyond the reasonable control of Landlord.

     32.8     Legal  Proceedings.  In  any  action  or  proceeding  involving or
              ------------------
relating in any way to this Lease, the court or other person or entity having jurisdiction in such action or proceeding shall award to the party in whose favor judgment is entered the actual attorneys' fees and costs incurred. The party in whose favor judgment is entered may, at its election submit proof of fees and costs as an element of damages before entry of Judgment or after entry of judgment in a post judgment cost bill. Tenant also shall indemnify Landlord for, and defend and hold Landlord harmless from and against, all Liabilities incurred by Landlord if Landlord becomes or is made a party to any proceeding or action: (a) instituted by Tenant, or by any third party against Tenant, of or against any person holding any interest under or using the Premises by Licenses of or agreement with Tenant; (b) otherwise arising out of or resulting from any act or omission of Tenant or such other person or (c) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under Title 11 of the United States Code, as amended. In any circumstance where Tenant is obligated to indemnify or hold harmless Landlord or Landlord's Affiliates under this Lease, Tenant also shall defend Landlord and Landlord's Affiliates with counsel acceptable to Landlord or, at Landlord's election, Landlord or Landlord's affiliates may employ their own counsel and Tenant shall pay when due all attorney's fees and costs therefor.

     32.9     Conveyances of Premises.  As used herein the term "Landlord" means
              -----------------------
only the current owner or owners of the fee title to the Building or the lessee under a ground lease of the Land. Upon each conveyance (whether voluntary or involuntary) of the Building, the conveying party shall be relieved of all liability under any and all of its convenants and obligations contained in or derived from this Lease or arising out of any act, occurrence or omission occurring after the date of such conveyance. Landlord may sell, assign, convey, encumber or otherwise transfer all or any portion of its interest in this Lease, the Premises, the Building or the Land.

     32.10     Name.  Tenant  shall  not  use the name of the Building or of the
               ----
development in which the Building is situation, if any, for any purpose other than as an address of the business to be conducted by the Premises.

     32.11     Severability.  Any  provision  of  this Lease which shall be held
               ------------
invalid, void or illegal shall in no way affect, impair or invalidate any of the other provisions hereof and such other provisions shall remain in full force and effect.

     32.12     Trial by Jury.  Tenant hereby waives trial by jury in any action,
               -------------
proceeding or counterclaim brought by either of the parties hereto on any matters whatsoever arising out of or in any way connected with this Lease.

     32.13     Cumulative  Remedies.  No  right, remedy or election hereunder or
               --------------------
at law or in equity shall be deemed exclusive but shall, wherever possible, be cumulative with all other rights, remedies or elections.

     32.14     Choice  of  Law.  This Lease shall be governed by the laws of the
               ---------------
State  of  California applicable to transactions to be performed wholly therein.

     32.15     Signs.  Tenant  shall  not  place  any  sign on the Premises, the
               -----
Building or the Land, or which is visible from anywhere outside of the Premises, without Landlord's prior written consent.

     32.16     Landlord's  Consent.  Whenever  Landlord's consent or approval is
               -------------------
required hereunder, Landlord shall not unreasonably delay the granting or withholding or its consent or approval. Except where it is expressly provided, that Landlord will not unreasonably withhold its consent or approval, Landlord may withhold its consent or approval arbitrarily and in its sole and absolute discretion.

     32.17     Presumptions.  This  Lease  shall  be construed without regard to
               ------------
any presumption or other rule requiring construction against the party drafting the document. It shall be construed neither for nor against Landlord or Tenant, but shall be given reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

     32.18     Exhibits.  All  exhibits  and  any  riders annexed to this Lease,
               --------
including,  without  limitation,  Exhibits  "A",  "B",  "C",  "D"  and  "E"  are
                                  -------------   ---   ---   ---       ---
incorporated  herein  by  this  reference.

     32.19     Submission  of  Lease.  The submission of this Lease to Tenant or
               ---------------------
its broker, agent or attorney for review or signature does not constitute an offer to Tenant to lease the Premises or grant an option to lease the Premises. This document shall not be binding unless and until it is executed and delivered by both Landlord and Tenant.

     32.20     Meaning  of  Terms.  Whenever  required  by  the  context of this
               ------------------
Lease, the singular shall include the plural and the plural shall include the singular, and the masculine, feminine and neuter genders shall each include the others, and the word "person" shall include corporations, partnerships or other entities.

     32.21     Notices.  All  notices,  demands  or  communications  required or
               -------
permitted under this Lease (the "Notices") shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address set forth in Article 2, except that when Tenant takes possession of the Premises, the
    ----------
address of the Premises always may be used for the purpose of delivering Notices to Tenant. Notices to Landlord shall be delivered to the address set forth in
Article  2,  or such other address as Landlord may specify in writing to Tenant.
----------
Notices shall be effective on the earlier of: delivery; or two (2) days after they are mailed in accordance with this Section.

IN WITNESS WHEREOF, the parties hereto have executed this Lease on the dates specified below next to their respective signatures.

"TENANT"
Cumetrix Data Systems,          Online Transaction Technologies, Inc., a
a California Corporation and    California Corporation
Signature:   /s/                Signature:   /s/
          --------------------            ------------------------------
Print:   Mar[sp?]               Print:   Colin P. Kruger
      ------------------------        ----------------------------------
Title:   CEO                    Title:   CEO
      ------------------------        ----------------------------------
Date:   02/23/99                Date:   2/23/99
     -------------------------       -----------------------------------

"LANDLORD"
L.A.T. INVESTMENT CORPORATION,
a California Corporation
By:   /s/
   ---------------------------
Sherry B. Kia
Its:  Vice President
Date:   3/8/99
     -------------------------

                                   EXHIBIT "A"
                               PREMISES FLOOR PLAN

                                   EXHIBIT "B"
                      LEASE COMMENCEMENT DATE CONFIRMATION

[DATE]
[NAME]
[TITLE]
__________________________

RE:     Commencement  Date  Confirmation
        --------------------------------
Gentlemen:

     Reference is hereby made to that Office Lease dated ______________ (the "Lease") by and between L.A.T. INVESTMENT CORPORATION, a California corporation, as Landlord, and _____________ , a ______________ corporation, as Tenant, covering that portion of ___________________ floor more commonly referred to as Suite _________ in the office building located at 5777 West Century Boulevard, Los Angeles, California.
Pursuant  to  Section  4.3  of the Lease, this letter shall serve to confirm our
              ------------
agreement that the Commencement Date of the Lease is (insert date) and that the Expiration Date of the Lease is (insert date). Furthermore, Tenant acknowledges and agrees Landlord has fulfilled its obligations under the Lease and the Work Letter dated concurrently therewith.

     Please indicate your confirmation of the foregoing by executing this letter and the enclosed copies hereof. With best regards,

CONFIRMED  AND  AGREED  TO  AS  OF  THE  DATE  HEREOF:

"LANDLORD"

L.A.T.  INVESTMENT  CORPORATION,
a  California  corporation

By:______________________

"TENANT"
________________________

By:_____________________

Its:____________________

                                   EXHIBIT "C"

                        RULES AND REGULATIONS OF BUILDING

     1. The sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other that for ingress to and egress from their respective premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in the illegal activities. No tenant and no agent, employee, contractor, invitee or licensee of any tenant shall go upon the roof of the Building. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to any tenant therefor, to change the arrangement of location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets and other common areas of the Building.

     2. No tenant, its employees or invitees shall smoke tobacco or other smoke products in the common areas of the Building, including without limitation, corridors, elevators, stairs restroom, lobby, elevator landings and other common areas of the Building. Any person found smoking in the foregoing areas shall be subject to fine by the applicable code enforced by the City of Los Angeles and shall be asked to leave the Building.

     3. No sign, placard, picture, name, advertisement of notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant shall confirm to such guidelines. All approved designs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of any such tenant by a person approved by Landlord. Material visible from outside the Building will not be permitted.

     4. No tenant's premises shall be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the premises except that private use by any tenant or Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, for preparation of meals by employees of any such tenant in a manner customary for an employee lounge or lunchroom, and for catering to serve food in connection with meeting or receptions will be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations.

     5. No tenant shall employ any person or persons other that the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the


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preservation  of  good order and cleanliness.  Landlord shall not be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Tenant shall pay to Landlord the cost of removal, of any of tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of tenant's premises as offices. Janitor service will not be furnished on nights when rooms are occupied after 6:00 p.m. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

     6. Landlord will furnish each tenant without charge with two (2) keys to each door lock provided in the premises by Landlord. Landlord may make a reasonable charge for any additional keys. No tenant shall have any such keys copied of any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises. Each tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building.

     7. Landlord shall designate appropriate entrances and a freight elevator for deliveries or other movement to or from the premises of equipment, materials, supplies, furniture or other property, and tenants shall not use any other entrances or elevators for such purposes. The freight elevators shall be available for use by all tenants in the Building subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of tenants.

     8. No tenant shall use or keep in the premise or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. No tenant shall use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals or birds be brought or kept in the premises or the Building.

     9. Landlord shall the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Building.

     10. The Building's air conditioning system achieves maximum cooling when the blinds are closed. Landlord shall not be responsible for the room temperature if tenant does not keep all blinds on the windows exposed to sunshine closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord and to abide to all regulations and requirements which landlord may prescribe for the proper functioning and protection of said air conditioning system. Tenant agrees not to connect any


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
apparatus devise, conduit or pipe to the Building chilled and hot water devices, conduits or pipes to the Building chilled and hot water conditioning supply lines. Tenant further agrees that neither tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

     11. Electric current is furnished as required by the Building standard office lighting and fractional horsepower office business machines in the amount of approximately three (3) watts per square foot. The tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption under the terms, classifications and rates charged to similar consumers by said public utilities serving in the neighborhood in which the Building is located. If a separate meter is not installed at tenant's cost, such excess cost will be established by an estimate agreed upon Landlord and tenant, and if the parties fail to agree, as established by an independent licensed engineer. Tenant agrees not to use any apparatus or device in, or upon, or about the premises which will in any way increase the amount of such services usually furnished or supplied to said premises and tenant further agrees not to connect any apparatus or device or wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should tenant use the same to excess, the refusal on the part of tenant to pay, upon demand of Landlord, the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent current under tenant's lease and shall entitle Landlord to the rights therein granted for such breach. At all times tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the rises or wiring installation and tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the premises without the prior written consent of Landlord.

     12. Water will be available in public areas for drinking and lavatory purposes only, but if tenant requests, uses or consumes water for any other purpose in addition to ordinary drinking and lavatory purposes, or which fact tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of tenant's occupancy, tenant shall keep said meter installation equipment in good working order and repair at tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from tenant. Tenant agrees to pay for water consumed, as shown on aid meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes herein above stated shall be deemed to be Additional Rent, payable by tenant, and collectible by landlord as such.

     13. Landlord reserves the right to stop service of the elevator, plumbing, ventilating, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to support elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from doing so by strike or accident or by any cause beyond Landlord's reasonable control or by laws, rules, orders, ordinances, directions, regulations or requirements of federal, state, country or municipal authority or failure of gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of tenant's lease or to perform any act or thing for the benefit of tenant, shall not be deemed breached of Landlord is unable to furnish or perform the whatsoever beyond Landlord's control.

     14. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. Monday through Friday and at all hours on Saturdays, Sundays and legal holidays all persons who do not present identification acceptable to Landlord. Each tenant shall provide Landlord with a list of all persons authorized by such tenant to enter its premises and shall be liable to landlord for all acts of such person. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

     15. The directory of the Building will be provided for the display of the name and location of tenants. Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

     16. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenants shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads of the Building's heating or air conditioning system.

     17. No tenant shall obtain for use in the premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be established by Landlord.

     18. Each tenant shall ensure that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before such tenant or such tenant's employees leave the premises as to prevent waste or damage, and for any default or carelessness in this regard, such tenant shall compensate for all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     19. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be paid by the tenant who, or whose agent, employee, contractor, invitee or licensee, caused it.

     20. Except with the prior written consent of Landlord, no tenant shall sell at retail newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on the premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the premises for the service or accommodation of occupant of any other portion of the Building, nor shall the premises of any tenant be used for manufacturing of any kind, or any business activity other than that specifically provided for in the tenant's lease.

     21. No tenant shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building. No television or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

     22. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord approves. No other vehicles of any kind shall be brought by any tenant into the Building or kept in or about its premises.

     23. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the City of Los Angeles, County of Los Angeles, without being in violation of any law of ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     24. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

     25. The requirements of tenants will be attended to only upon application in writing at the office of the Building. employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     26. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     27. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any Lease of premises in the Building.

     28. Landlord reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

     29. All construction projects and tenant improvement work must conform to the General Construction and Building Rules.

                                   EXHIBIT "D"

                              CORPORATE RESOLUTION

                          CERTIFICATE OF SECRETARY OF:
                       [INSERT LEGAL NAME OF CORPORATION]

     The undersigned, [Insert Name], hereby certifies that (he/she) is the duly elected, qualified and acting Secretary of [Insert Name], a California corporation (the "Corporation", and as such officer (he/she) is familiar with the corporate records of the Corporation and is an appropriate officer to make this certificate.
The  undersigned  hereby  further  certifies  as  follows:

     1. The following is a true and correct excerpt of resolutions adopted by the Board of Directors of the Corporation (the "Board") at a meeting called and held on (insert date) and said resolutions have not been amended, altered or repealed and remain in full force and effect on the date hereof:

          WHEREAS, there has been submitted to the Board of Directors of the Corporation a proposal for leasing certain premises ("Premises") known as a ________ rentable square foot portion of the (___________th) floor (more commonly known as Suite _____) in the office building ("Building" located at 5777 West Century Boulevard, Los Angeles, California 90045, for the use by the Corporation as an office, the covenants, terms and conditions of which will be substantially similar to the covenants, terms and conditions contained in the draft of the office lease presented to the Board; and

          WHEREAS, the Board deems the execution, delivery and performance of the lease by the Corporation to be in the best interests of the Corporation;

          NOW THEREFORE, RESOLVED, that the President or any Vice President of the Corporation be, and each hereby is, authorized to execute for in the name of the Corporation, that certain lease ("Lease") dated (insert date) by and between the Corporation and L.A.T. INVESTMENT CORPORATION, a California corporation ("Landlord"), covering the Premises in the Building (subject to, however, such modifications in such form and terms as may be approved by the officer executing the Lease) and the execution thereof by such officer shall constitute conclusive evidence of (his/her) approval of any modifications thereto.

          FURTHER RESOLVED, that the performance by the Corporation of all of its obligations under the Lease are hereby authorized and approved.

          FURTHER RESOLVED, that each officer of the Corporation be, and hereby is, authorized and directed to take further action for or on behalf of the Corporation, as is necessary, desirable or convenient to effectuate the intent of the foregoing resolutions or to promptly consummate the transactions contemplated thereby, whether or not such action is specifically authorized herein.

          FURTHER RESOLVED, that the authority given by the foregoing resolutions shall be deemed retroactive, and any and all acts as described herein performed prior to the adoption of the resolution are hereby ratified and confirmed. These resolutions shall remain in full force and effect  until  the  fifth  (5th)  business  day  following  written  notice
     (provided  in  the  manner prescribed in Section 31.21 of the Lease) of its
                                               -------------
     revocation shall be received by Landlord at its address for service of notices as specified in Article 2 of the Lease.
                                 ----------

     2. The persons named below are duly elected and qualified incumbents of the respective officers of the Corporation set out to the left of their respective names and the signatures to the right of their respective names are the genuine signatures of such officers, and such persons are the officers referred to in the foregoing resolutions as being authorized to execute documents pursuant to such resolutions.

     TITLE              NAME                 SIGNATURE
     -----              ----                 ---------

President          [Insert  Name}     ________________________

Vice-President     [Insert  Name}     ________________________

Secretary          [Insert  Name}     ________________________

Treasurer          [Insert  Name}     ________________________

     IN WITNESS WHEREOF, this resolution of the Board has been executed by the officers of the Corporation as of (insert date).

By:_____________________________
   Secretary  of  [Insert  Name],
   a  California  Corporation

                                   EXHIBIT "E"

                               TENANT IMPROVEMENTS

              Suite 1400 - Cumetrix/Online Transaction Technologies

     A) Landlord, at Landlord's sole expense shall provide the following Building Standard improvements to the Premises prior to the Commencement Date:

          1  -  Construct  walls  and  doors  as  shown;

          2  -  relocate  kitchen  sink  and  cabinet  as  shown;  and

          3  -  paint  all  walls  (excluding  wall  paper  areas).

     B) Landlord shall install Building Standard floor covering throughout the Premises, the cost of which shall be equally shared by Tenant and Landlord. However, if Tenant exercises the Renewal Option as stipulated in Section 30 of the Lease, the Tenant shall receive a rent credit equivalent to Tenant's share of floor covering cost at the beginning of the renewal term.


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